UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 16, 2015

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Amendment No. 1 to Agreement and Plan of Merger

As previously announced, on June 15, 2015, Extra Space Storage Inc., a Maryland corporation (“Extra Space”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Extra Space Storage LP, a Delaware limited partnership (“Extra Space OP”), Edgewater REIT Acquisition (MD) LLC, a Maryland limited liability company and an indirect wholly-owned subsidiary of Extra Space OP (“Merger Sub I”), Edgewater Partnership Acquisition (DE) LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Extra Space OP (“Merger Sub II”), SmartStop Self Storage, Inc., a Maryland corporation (“SmartStop”), and SmartStop Self Storage Operating Partnership, L.P., a Delaware limited partnership (“SmartStop OP”). The Merger Agreement provides, among other things, that Extra Space will acquire SmartStop by way of a merger of SmartStop with and into Merger Sub I, with Merger Sub I being the surviving entity (the “Company Merger”), and a merger of Merger Sub II with and into SmartStop OP, with SmartStop OP being the surviving entity (the “Partnership Merger” and, together with the Company Merger, the “Mergers”). In connection with the Merger Agreement, SmartStop and SmartStop OP agreed to sell certain excluded assets prior to the closing of the Mergers, including SmartStop’s non-traded REIT platform and certain property located in Ladera Ranch, California and Toronto, Canada (the “Excluded Assets”). The Merger Agreement is filed as Exhibit 2.1 to Extra Space’s Current Report on Form 8-K filed on June 15, 2015.

Effective as of July 16, 2015, Extra Space has agreed to acquire the self-storage facility located in Ladera Ranch, California (the “Existing Ladera Facility”) as part of the Mergers, and therefore the Existing Ladera Facility will no longer be an Excluded Asset. In order to effect this transaction, on July 16, 2015, SmartStop, SmartStop OP and Strategic 1031, LLC, an entity owned and controlled by SmartStop’s Chief Executive Officer and President H. Michael Schwartz (“Strategic 1031”), terminated the asset purchase agreement (the “Terrace RD APA”) with respect to SmartStop OP’s membership interests in SSTI 30 Terrace RD, LLC (“SSTI 30 Terrace”). SSTI 30 Terrace owns the Existing Ladera Facility. Further, on July 16, 2015, Extra Space, Extra Space OP, Merger Sub I, Merger Sub II, SmartStop and SmartStop OP entered into Amendment No. 1 to the Merger Agreement (“Amendment No. 1”). Amendment No. 1, among other things, amends the definition of “Excluded Asset Purchase Agreements” to delete the reference to the Terrace RD APA. Other than as expressly modified by Amendment No. 1, the Merger Agreement remains in full force and effect as originally executed on June 15, 2015.

The termination of the Terrace RD APA and the execution of Amendment No. 1 do not impact the aggregate merger consideration payable to SmartStop stockholders in connection with the Mergers, as Extra Space is effectively acquiring the Existing Ladera Facility on the same terms originally agreed by Strategic 1031.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Purchase and Sale Agreement

On July 16, 2015, in connection with entering into Amendment No. 1, Extra Space and SSTI Ladera Land, LLC (“SSTI Ladera Land”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”), pursuant to which Extra Space has agreed to acquire to-be-developed self-storage units which will be part of a mixed-use building that SSTI Ladera Land intends to develop adjacent to the Existing Ladera Facility (the “New Ladera Facility”). The New Ladera Facility will be built on undeveloped land in Ladera Ranch, California that Strategic 1031 is acquiring as part of the Excluded Asset transactions. Extra Space has agreed to acquire the New Ladera Facility for an aggregate purchase price of $8.5 million, subject to certain adjustments. The closing is subject to due diligence and other customary closing conditions, including substantial completion of the building such that it can be occupied for its intended use, which Extra Space expects to occur in the second half of 2016. Because the New Ladera Facility will be housed within a mixed-use building without the typical infrastructure associated with a self-storage facility, with support to be provided by the Existing Ladera Facility, and Strategic 1031 is incurring substantial development and other risks, Extra Space has granted Strategic 1031 an option to purchase the Existing Ladera Facility if Extra Space defaults on its obligations to close the Purchase Agreement under certain circumstances.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the transactions contemplated by the Merger Agreement, including the sale of the Excluded Assets, and the transactions completed by the Purchase Agreement and all other statements in this report and the exhibits filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Extra Space may not be able to complete the proposed transactions on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the Purchase Agreement, (ii) the failure to satisfy the closing conditions to the Mergers or the other transactions contemplated by the Merger Agreement or the Purchase Agreement, and (iii) the effect of the announcement of the Mergers on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent Extra Space’s views as of the date on which such statements were made. Extra Space anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing Extra Space’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of Extra Space are described in the risk factors included in Extra Space’s filings with the Securities and Exchange Commission, including Extra Space’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Extra Space expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of July 16, 2015, among Extra Space Storage Inc., Extra Space Storage LP, Edgewater REIT Acquisition (MD) LLC, Edgewater Partnership Acquisition (DE) LLC, SmartStop Self Storage, Inc. and SmartStop Self Storage Operating Partnership, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: July 16, 2015	By	/s/ Gwyn McNeal
	Name:	Gwyn McNeal
	Title:	Executive Vice President and Chief Legal Officer